SEVENTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


                  THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") has been executed as of the 27th day of February, 1998 (the "Seventh Amendment Effective Date") by STARCRAFT CORPORATION, an Indiana corporation formerly named Starcraft Automotive Corporation ("Parent"), STARCRAFT AUTOMOTIVE GROUP, INC., an Indiana corporation ("Starcraft"), IMPERIAL AUTOMOTIVE GROUP, INC., an Indiana corporation ("Imperial"), and BANK ONE, INDIANA, NATIONAL ASSOCIATION, a national banking association formerly named Bank One, Indianapolis, National Association ("Bank").

                                    Recitals

                  1. Parent, Starcraft, Imperial and Bank are parties to an Amended and Restated Credit Agreement, dated November 30, 1994 with effect as of December 1, 1994, as amended by a First Amendment to Amended and Restated Credit Agreement, dated with an effective date as of March 1, 1995, a Second Amendment to Amended and Restated Credit Agreement, dated with an effective date as of January 31, 1996, a Third Amendment to Amended and Restated Credit Agreement, dated with an effective date as of January 31, 1997, a Fourth Amendment to Amended and Restated Credit Agreement dated with an effective date as of June 29, 1997, a Fifth Amendment to Amended and Restated Credit Agreement dated with an effective date as of December 31, 1997, and a Sixth Amendment to Amended and Restated Credit Agreement dated with an effective date of February 10, 1997 (such Amended and Restated Credit Agreement, as so amended to date, being referred to in this Amendment as the "Existing Agreement").

                  2. The Companies have requested Bank to amend the Existing Agreement, effective as of the Seventh Amendment Effective Date, as herein provided. Bank has agreed to amend the Existing Agreement as set forth in this Amendment and subject to the terms and conditions of this Amendment.

                                    Agreement

                  NOW, THEREFORE, in consideration of the Recitals, premises, mutual covenants and agreements herein, and for other good and valuable considerations, the receipt and sufficiency of which are acknowledged by each of the parties to this Amendment, it is agreed as follows:

                  1. Definitions. Terms which are defined in the Existing Agreement shall have the same meanings in this Amendment as are ascribed to them in the Existing Agreement, as amended hereby, excepting only those terms which are expressly defined in this Amendment, which shall have the meanings ascribed to them in this Amendment.

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                  2.     Amendments to Existing Agreement.

                  (a)   Amendments  to   Definitions.   Each  of  the  following
definitions which are set forth in Section 1 of the Existing Agreement are amended and restated in their respective entireties as of the Seventh Amendment Effective Date to read as follows:

         o Advance. "Advance" means a disbursement of proceeds of the Revolving Loan or the Starcraft Revolver, as the context requires.

         o Applicable Spread. "Applicable Spread" means the percentage per annum to be taken into account in determining any
                  Prime-based   Rate  at  which  interest  will  accrue  on  the
                  Revolving Loan or the Starcraft Revolver, as the context requires, and as provided in this Agreement, which percentage per annum shall be 1.00%.

         o Authorized Officer. "Authorized Officer" means the President, the Senior Vice President-Finance, the Secretary or the Treasurer of the Parent or Starcraft, as the context requires, or such other officer whose authority to perform acts to be performed only by an Authorized Officer under the terms of this Agreement is evidenced to the Bank by a certified copy of an appropriate resolution of the Board of Directors of the Parent or Starcraft, as the context requires.

         o Borrowing Base. "Borrowing Base" means, at any date a determination thereof is to be made, an amount equal to the sum of: (a) the Equipment Collateral Value; (b) the Inventory Collateral Value; (c) Eighty Percent (80%) of the value of the Eligible Accounts; and (d) the Real Estate Collateral Value, less (x) the aggregate amount of any Ford Inventory owned by the Companies and (y) the aggregate amount of accounts payable owed to Ford by the Companies.

         o Borrowing Base Certificate. "Borrowing Base Certificate" means a certificate signed by the President or Senior Vice President
                  - Finance of the Parent and Starcraft, certifying the amounts of Maximum Loan Availability and Maximum Starcraft Revolver Availability, respectively, as of a stated date and in such form and showing such detail as the Bank may reasonably require from time to time.

         o Commitment. "Commitment" means the agreement of the Bank to extend the Revolving Loan to the Parent until the Revolving Loan Maturity Date and the agreement of the Bank to extend the Starcraft Revolver to Starcraft until the Starcraft Revolver Maturity Date, and "Commitments" means both such agreements. If the context requires, the term may also refer to the maximum principal amount which is permitted to be outstanding under the Revolving Loan or the Starcraft Revolver at any time.

         o        Company.   "Company"  means  any  of  the  Parent,  Starcraft,
                  Imperial, Starcraft Southwest or National as the context requires and when used in the plural refers to two or more of them as the context requires.

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         o        Credit Documents. The term "Credit Documents" means any of the
                  Parent Credit Documents, the Starcraft Credit Documents and the Imperial Credit Documents, as the context requires, and when used in the plural form means any two or more of the Credit Documents, as the context requires.

         o Guaranty Agreements. The term "Guaranty Agreements" collectively means the Parent Guaranty Agreements, the Starcraft Guaranty Agreements and the Imperial Guaranty Agreements, and individually means whichever of the Guaranty Agreements the context requires.

         o Maximum Loan Availability. "Maximum Loan Availability" means, as to the Revolving Loan, at any date a determination thereof is to be made from and after the Seventh Amendment Effective Date, the lesser of: (a) the Maximum Revolver Commitment at that date; and (b) the amount of the Borrowing Base at that date, less the principal amount outstanding on the Starcraft Revolver at that date.

         o Maximum Revolver Commitment. "Maximum Revolver Commitment" means, at any date a determination thereof is to be made, $6,500,000, less (a) from and after the Seventh Amendment Effective Date, but only until such date as National has been merged into Starcraft, $750,000; and less (b) from and after March 31, 1998, an additional $1,500,000; and less (c) from and after May 4, 1998, an additional $1,500,000; and less (d) from and after June 30, 1998, an additional $2,000,000.

         o        Obligations.   "Obligations"  collectively  means  the  Parent
                  Obligations, the Imperial Obligations and the Starcraft Obligations, and when used in the singular form refers to any of the Obligations, as the context requires.

         o Officer's Certificate. "Officer's Certificate" means a certificate in the form included as a part of Exhibit "A" attached hereto in the case of the Parent, or in the form attached as Exhibit "B" to the Seventh Amendment in the case of Starcraft, signed on behalf of the Parent or Starcraft by an Authorized Officer of the Parent or Starcraft, as appropriate, confirming that all of the representations and warranties contained in Section 3 of this Agreement are true and correct as of the date of such certificate, except as specified therein, and with the further exceptions that the representation contained in Section 3.d shall be construed so as to refer to the latest financial statements which have been furnished to the Bank as of the date of any Officer's Certificate and that the representation contained in Section
                  3.1 shall be deemed to be amended to reflect the existence of any Subsidiary hereafter formed or acquired by the Parent or Starcraft with the consent of the Bank. The Certificate shall further confirm that no Event of Default or Unmatured Event of Default shall have occurred and be continuing as of the date of the Certificate or shall describe any such event which shall have occurred and be then continuing and the steps being taken by the Parent or Starcraft to correct it.

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         o        Revolving Loan Maturity Date.  "Revolving  Loan Maturity Date"
                  means April 1, 1999, and any subsequent date to which the Commitment is extended by the Bank pursuant to the terms of
                  Section 2.a(iv).

         o Subsidiary. "Subsidiary" means any corporation, partnership, joint venture or other business entity over which the Parent exercises control, provided that it shall be conclusively presumed that the Parent exercises control over Starcraft, Imperial, Starcraft Southwest and National and any other entity 51% or more of which is owned by the Parent, directly or indirectly.

                  (b) Partial Amendment of Definition. The following definition set forth in Section 1 of the Existing Agreement is amended in part as the Seventh Amendment Effective Date as set forth below:

         o Eligible Accounts. The term "Eligible Accounts" is amended by deleting the existing subsection (e) thereof and replacing it with a new subsection (e) to read as follows: " (e) is an account receivable with respect to which the account receivable debtor's obligation to pay the account receivable is conditional upon the account receivable debtor's approval, or to the extent that the account receivable is subject to any credit, contra account, counterclaim allowance, adjustment, levy, offset, setoff, return of goods or discount or is otherwise subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval or consignment basis;"

                  (c) New Definitions. Section 1 of the Existing Agreement is amended as of the Seventh Amendment Effective Date by adding thereto the following new definitions:

         o Affiliate. "Affiliate" means, with respect to a specified Person, any other Person (other than an individual natural Person) that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

         o Application for Starcraft Revolver Advance. "Application for Starcraft Revolver Advance" or "Application" means a written application of Starcraft for a disbursement of proceeds of the Starcraft Revolver substantially in the form of Exhibit "B" attached to the Seventh Amendment.

         o Control. "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person (other than an individual natural Person), whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

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         o        Default  Rate.  "Default  Rate"  means the Prime Rate plus the
                  Applicable Spread plus three percent (3%) per annum.

         o        Ford.   "Ford"   means  Ford  Motor   Company,   a  __________
                  corporation, and all of its subsidiaries and divisions.

         o Ford Inventory. "Ford Inventory" means any and all vehicle chasses, or any parts or components thereof, manufactured by Ford and sold to any of the Companies, which chasses are now or hereafter carried as an asset on the books of any of the Companies.

         o Maximum Starcraft Revolver Availability. "Maximum Starcraft Revolver Availability" means, at any date a determination thereof is to be made from and after the Seventh Amendment
                  Effective Date, the lesser of: (a) the Maximum Starcraft Revolver Commitment at that date; and (b) the amount of the Borrowing Base at that date, less the principal amount outstanding on the Revolving Loan at that date.

         o Maximum Starcraft Revolver Commitment. "Maximum Starcraft Revolver Commitment" means, at any date a determination thereof is to be made, $8,500,000.

         o        Person.  "Person"  or  "person"  means any  individual,  firm,
                  partnership,    corporation,    limited   liability   company,
                  governmental unit or other entity of any kind.

         o Seventh Amendment. "Seventh Amendment" means the Seventh Amendment to Amended and Restated Credit Agreement, dated as of the Seventh Amendment Effective Date, which is executed by Bank, Parent, Starcraft and Imperial.

         o Seventh Amendment Effective Date. "Seventh Amendment Effective Date" means February 27, 1998.

         o Starcraft Credit Document. "Starcraft Credit Document" means any of this Agreement, the Starcraft Note, the Starcraft Standby Letters of Credit, the Starcraft Reimbursement Agreement, the Starcraft Guaranty Agreements, the Parent Security Agreement, the Starcraft Security Agreement, the Imperial Security Agreement, and any other instrument or document which evidences or secures the Starcraft Revolver, or which expresses an Agreement as to terms applicable to the Starcraft Revolver.

         o Starcraft Guaranty Agreements. The term "Starcraft Guaranty Agreements" is used as defined in Section 3A.

         o Starcraft Note. "Starcraft Note" is used as defined in Section 2.5.a(ii).

         o Starcraft Obligations. "Starcraft Obligations" means all obligations of Starcraft in favor of the Bank of every type and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including but not limited to: (a) all of such obligations on account of the Starcraft Revolver, including any Advances made pursuant to any extension of the Commitment beyond the initial Starcraft Revolver Maturity Date or pursuant to any other amendment of this Agreement, (b) the obligations of Starcraft to reimburse the Bank for all draws made under any of the Starcraft Standby Letters of Credit, together with interest thereon, and for the payment of all fees, charges and commissions payable with respect to any of the Starcraft Standby Letters of Credit, (c) Starcraft's obligations as a guarantor of the Parent Obligations under the Starcraft Guaranty Agreements executed by Starcraft in favor of the Bank, and (d) all other obligations arising under any of the Starcraft Credit Documents.

         o Starcraft Reimbursement Agreement. "Starcraft Reimbursement Agreement" is used as defined in Section 2.5.a(vi).

         o Starcraft Revolver. "Starcraft Revolver" is used as defined in Section2.5.a(i).

         o Starcraft Revolver Maturity Date. "Starcraft Revolver Maturity Date" means April 1, 1999, and hereafter any subsequent date to which the Commitment respecting the Starcraft Revolver is extended by the Bank pursuant to the terms of Section 2.5.a(iv).

         o Starcraft Security Agreements. "Starcraft Security Agreements" is used as defined in Section 3B.

         o        Starcraft  Standby  Letters  of  Credit.   "Starcraft  Standby
                  Letters of Credit" is used as defined in Section 2.5.a(vi).

                  (d) Amendment to Section 2.a. Section 2.a(vi) of the Existing Agreement shall be deleted in its entirety, effective as of the Seventh
Amendment Effective Date, and the Parent shall no longer be entitled to have issued on its account any Standby Letter of Credit.

                  (e) Addition of New Section 2.5. Effective as of the Seventh Amendment Effective Date, the Existing Agreement is amended by adding thereto a new Section 2.5 which shall read in its entirety as follows:

                  "Section 2.5. THE STARCRAFT REVOLVER AND THE STARCRAFT STANDBY LETTERS OF CREDIT. Subject to all of the terms and conditions of this Agreement, the Bank will make the facilities described in this Section 2.5 available to Starcraft on the following terms and subject to the following conditions:

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                  a. The  Starcraft  Revolver.  The Bank will make the Starcraft
                  Revolver   described  in  this  Section  2.5.a   available  to
                  Starcraft on the following terms and conditions:

                           (i) The Commitment--Use of Proceeds. From the Seventh Amendment Effective Date and until the Starcraft Revolver Maturity Date, the Bank agrees to make Advances under a revolving line of credit from time to time to Starcraft (the "Starcraft Revolver") of principal amounts not exceeding in the aggregate at any time outstanding the Maximum Starcraft Revolver Commitment or the Maximum Starcraft Revolver Availability, provided that all of the conditions of lending stated in Section 6 of this Agreement as being applicable to the Starcraft Revolver have been fulfilled at the time of each Advance. Proceeds of the Starcraft Revolver may be used by Starcraft only to reduce currently outstanding Parent Obligations (by payment by Starcraft of amounts owed by it to the Parent) and fund working capital requirements of Starcraft. The Parent affirms, acknowledges and agrees that the unpaid principal balance of the Revolving Loan as of the Seventh Amendment Effective Date (not including the outstanding Standby Letter of Credit in the face amount of $3,000,000 issued to GMODC as Letter of Credit No. STI 07408) is $9,000,000.00.

                           (ii) Method of Borrowing. The obligation of Starcraft to pay the Starcraft Revolver shall be evidenced by a promissory note executed by Starcraft to the Bank in the form attached as Exhibit "A" to the Seventh Amendment (as the same may be amended, modified, extended, renewed and/or restated or replaced from time to time and at any time, being referred to in this Agreement as the "Starcraft Note"). So long as no Event of Default shall have occurred and be continuing and until the Starcraft Revolver Maturity Date, Starcraft may borrow, pay and reborrow under the Starcraft Note on any Banking Day, provided that no borrowing may cause the principal balance of the Starcraft Revolver to exceed the Maximum Starcraft Revolver Availability or may result in an Event of Default or an Unmatured Event of Default. Each Advance under the Starcraft Revolver shall be conditioned upon receipt by the Bank from Starcraft of an Application for Starcraft Revolver Advance, a Borrowing Base Certificate and an Officer's Certificate, provided that the Bank may, at its discretion, make a disbursement upon the oral request of Starcraft made by an Authorized Officer, or upon a request

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                                    transmitted   to  the   Bank  by   telephone
                                    facsimile  ("fax") machine,  or by any other
                                    form  of  written  electronic  communication
                                    (all  such   requests  for  Advances   being
                                    hereafter    referred   to   as    "informal
                                    requests").  In so doing,  the Bank may rely
                                    on any  informal  request  which  shall have
                                    been  received  by it in good  faith from an
                                    individual  reasonably  believed  to  be  an
                                    Authorized  Officer.  Each informal  request
                                    shall  be  promptly   confirmed  by  a  duly
                                    executed  Application for Starcraft Revolver
                                    Advance,  Borrowing Base Certificate (if the
                                    Borrowing  Base  Certificate  most  recently
                                    submitted  reports a Borrowing Base which is
                                    greater  than would be  reported on the date
                                    of   the    Application)    and    Officer's
                                    Certificate  if the  Bank  so  requires  and
                                    shall  in  and  of  itself   constitute  the
                                    representation of Starcraft that no Event of
                                    Default or  Unmatured  Event of Default  has
                                    occurred and is  continuing  or would result
                                    from the making of the requested Advance and
                                    that the  making  of the  requested  Advance
                                    shall not cause the principal balance of the
                                    Starcraft  Revolver  to exceed  the  Maximum
                                    Starcraft Revolver Commitment or the Maximum
                                    Starcraft Revolver  Availability at the date
                                    such  Advance is made.  All  borrowings  and
                                    reborrowings  and all  payments  shall be in
                                    amounts  of not  less  than  Fifty  Thousand
                                    Dollars  ($50,000),  except for repayment of
                                    the   entire   principal   balance   of  the
                                    Starcraft  Revolver.   Upon  receipt  of  an
                                    Application for Starcraft  Revolver Advance,
                                    or at the Bank's  discretion upon receipt of
                                    an informal  request for an Advance and upon
                                    compliance  with  any  other  conditions  of
                                    lending   stated   in   Section  6  of  this
                                    Agreement   applicable   to  the   Starcraft
                                    Revolver, the Bank shall disburse the amount
                                    of the requested  Advance to Starcraft.  All
                                    Advances   by  the  Bank  and   payments  by
                                    Starcraft  with  respect  to  the  Starcraft
                                    Revolver  shall be  recorded  by the Bank on
                                    its books  and  records,  and the  principal
                                    amount  outstanding  from time to time, plus
                                    interest   payable    thereon,    shall   be
                                    determined by reference to the books and records of the Bank. The Bank's books and records shall be presumed prima facie to be correct as to such matters.

                           (iii) Interest on the Starcraft Revolver. The principal amount of the Starcraft Revolver outstanding from time to time shall bear interest until maturity of the Starcraft Note (whether by acceleration or passage of time) at a rate per annum equal to the Prime
                                    Rate  plus  the  Applicable  Spread.   After
                                    maturity,  whether on the Starcraft Revolver
                                    Maturity Date or on account of  acceleration
                                    upon the  occurrence of an Event of Default,
                                    and until paid in full, the unpaid principal
                                    balance of the Starcraft Revolver shall bear
                                    interest  at  the  Default   Rate.   Accrued
                                    interest on the Starcraft Revolver shall be due and payable monthly on the first Banking Day of each month prior to maturity. After maturity, interest on the Starcraft Revolver shall be due and payable as accrued and without demand.

                           (iv) Extensions of Starcraft Revolver Maturity Date. The Bank may, upon the request of the Parent, but at the Bank's sole discretion, extend the Starcraft Revolver Maturity Date from time to time to such date or dates as the Bank may elect by notice in writing to the Parent, and upon any such extension and upon execution and delivery by Starcraft of a renewal Starcraft Note reflecting the extended Starcraft Revolver Maturity Date, the date to which the Starcraft Commitment is then extended will become the "Starcraft Revolver Maturity Date" for purposes of this Agreement.

                           (v) Mandatory Repayments of Principal. At any time the principal balance of the Starcraft Revolver exceeds the Maximum Starcraft Revolver Commitment or the Maximum Starcraft Revolver Availability, as determined on the basis of the most recent Borrowing Base Certificate furnished by Starcraft or as determined by the Bank upon an inspection of the financial reports or books and records of Starcraft, and as reduced pursuant to the terms of Section 2.5.a(vi) below, Starcraft shall immediately repay such excess principal amount. Such repayment shall be due and payable without demand. If an Event of Default has occurred and is continuing and the Bank shall have notified Starcraft of its election to terminate the Starcraft Commitment, then the Starcraft Commitment shall automatically reduce to $0 without any further action on the part of or the giving of further notice to Starcraft.

                           (vi) Starcraft Standby Letters of Credit. At any time after February 27, 1998, that Starcraft is entitled to an Advance under the Starcraft Revolver, the Bank shall, upon the application of Starcraft, issue for the account of Starcraft, a standby letter of credit (each a "Starcraft Standby Letter of Credit") in an amount not in excess of the maximum Advance that Starcraft would then be entitled to obtain under the Starcraft Revolver, provided that (A) the total amount of Starcraft Standby Letters of Credit which are outstanding at any time shall not exceed $3,000,000, (B) the issuance of any Starcraft Standby Letter of Credit with a maturity date beyond the Starcraft Revolver Maturity Date shall be entirely at the discretion of the Bank, (C) the form of the requested Starcraft Standby Letter of Credit shall be satisfactory to the Bank in the reasonable exercise of the Bank's discretion, and (D) Starcraft shall have executed an application and reimbursement agreement for the Starcraft Standby Letter of Credit (a "Starcraft Reimbursement Agreement") in the Bank's standard form. While any  Starcraft  Standby  Letter of Credit is
                                    outstanding,  the Maximum Starcraft Revolver
                                    Availability shall be reduced by the maximum
                                    amount  available  to be  drawn  under  such
                                    Starcraft    Standby   Letter   of   Credit.
                                    Starcraft  shall  pay the Bank a  commission
                                    for each Starcraft  Standby Letter of Credit
                                    issued calculated at the rate of one percent
                                    (1%)  per  annum  of  the   maximum   amount
                                    available  to be drawn  under the  Starcraft
                                    Standby Letter of Credit.  Such  commissions
                                    shall be  calculated  on the  basis of a 360
                                    day year and the  actual  number  of days in
                                    the  period   during  which  the   Starcraft
                                    Standby    Letter   of   Credit    will   be
                                    outstanding.  Starcraft shall pay the Bank's
                                    standard  transaction fees as established by
                                    the Bank from time to time with  respect  to
                                    any transactions occurring on account of any
                                    Starcraft    Standby   Letter   of   Credit.
                                    Commissions   shall  be  payable   when  the
                                    related  Starcraft Standby Letters of Credit
                                    are  issued  and  transaction  fees shall be
                                    payable upon  completion of the  transaction
                                    as to  which  they  are  charged.  All  such
                                    commissions  and fees may be  debited by the
                                    Bank to any  deposit  account  of  Starcraft
                                    carried  with  the  Bank   without   further
                                    authority,  and in any event,  shall be paid
                                    by Starcraft  within ten (10) days following
                                    billing.   Effective   as  of  the   Seventh
                                    Amendment  Effective  Date, the  outstanding
                                    Standby  Letter of Credit in the face amount
                                    of $3,000,000.00  originally issued to GMODC
                                    on behalf of the  Parent as Letter of Credit
                                    No.  STI 07408  shall be deemed  assumed  by
                                    Starcraft as the initial  Starcraft  Standby
                                    Letter of  Credit  issued  pursuant  to this
                                    Section 2.5.a(vi),  and Starcraft shall bear
                                    all  responsibilities  and obligations  with
                                    respect  thereto as a substituted  party for
                                    Parent; provided however, that (i) Starcraft
                                    shall have  executed  and  delivered  to the
                                    Bank  an   application   and   reimbursement
                                    agreement with respect thereto in the Bank's standard form, and (ii) the Parent shall remain obligated therefor as a guarantor of the Starcraft Obligations."

                  b. Other Provisions Applicable to the Starcraft Revolver. The following additional provisions are applicable to the Starcraft Revolver:

                           (i) Calculation of Interest. Interest on the Starcraft Revolver shall be calculated on the basis that an entire year's interest is earned in 360 days.

                           (ii) Manner of Payment-Application. All payments of principal and interest on the Starcraft Revolver shall be payable at the principal office of the Bank in Indianapolis, Indiana, in funds available for the Bank's immediate use in that city and no payment will be considered to have been made until received in such funds. Unless
                                    otherwise   required  by   applicable   law,
                                    payments  will be applied  first to accrued,
                                    unpaid interest, then to principal,  and any
                                    remaining  amount to any  unpaid  collection
                                    costs,   late  charges  and  other  charges;
                                    provided  however,  upon  delinquency or any
                                    Event  of  Default,  the Bank  reserves  the
                                    right to  apply  payments  among  principal,
                                    interest, late charges, collection costs and
                                    other  charges at its sole  discretion.  All
                                    prepayments   shall   be   applied   to  the
                                    Obligations in such order and manner as the Bank may from time to time determine in its sole discretion."

                  (f) Amendment of Section 3A. Section 3A of the Existing Agreement is amended and restated in its entirety as of the Seventh Amendment Effective Date to read as follows:

                           "Section  3A.  THE  GUARANTY  AGREEMENTS.  All of the
                  Parent Obligations will be supported by guaranties, which are absolute and unconditional and call for the prompt payment of the Parent Obligations by each of Starcraft, Imperial, Starcraft Southwest and National, which Guaranty Agreements (the "Parent Guaranty Agreements") shall be substantially in the form of Exhibit "C" attached to the Seventh Amendment. All of the Starcraft Obligations will be supported by guaranties, which are absolute and unconditional and call for the prompt payment of the Starcraft Obligations by each of the Parent, Imperial, Starcraft Southwest and National, which Guaranty Agreements (the "Starcraft Guaranty Agreements") shall be substantially in the form of Exhibit "D" attached to the Seventh Amendment. All of the Imperial Obligations will be supported by the unconditional guaranties of prompt payment of the Parent and Starcraft, which Guaranty Agreements (the "Imperial Guaranty Agreements") will be in the form of Exhibits "I-1" and "I-2", attached originally to this Agreement. All of the Guaranty Agreements executed and delivered to the Bank as of the Seventh Amendment Effective Date shall be in addition and supplemental to any and all Guaranty Agreements provided to the Bank prior to that date with respect to this Agreement."

                  (g) Amendment of Section 3B. The first paragraph of Section 3B of the Existing Agreement is amended and restated in its entirety as of the Seventh Amendment Effective Date to read as follows:

                           "Section  3B.  COLLATERAL  FOR THE  OBLIGATIONS.  The
                  Obligations of Starcraft, Imperial, Starcraft Southwest and National under their respective Parent Guaranty Agreements shall be secured by a security interest in all accounts receivable, general intangibles, inventory and equipment of each of Starcraft, Imperial, Starcraft Southwest and National, respectively, now owned and hereafter acquired, and in the proceeds thereof, which security interests shall be created by a security agreement executed by each of Starcraft, Imperial, Starcraft Southwest and National (collectively, the "Parent Security Agreements"). The Obligations of the Parent, Imperial, Starcraft Southwest and National under their respective Starcraft Guaranty Agreements shall be secured by a security interest in all accounts receivable, general intangibles, inventory and equipment of each of the Parent, Imperial, Starcraft Southwest and National, respectively, now owned or hereafter acquired, and in the proceeds thereof, which security interests shall be created by a security agreement executed by each of the Parent, Imperial, Starcraft Southwest and National (collectively, the "Starcraft Security Agreements"). Additionally, the security agreements from each of the Parent and Starcraft shall also secure all other of their respective Obligations. Each of the Parent, Starcraft, Imperial, Starcraft Southwest and National shall execute and deliver to the Bank as of the Seventh Amendment Effective Date a single security agreement in substantially the form of the attached Exhibit "E" in order to satisfy the requirements of this
                  Section 3B, which security agreements shall be in addition and supplemental to any and all other security agreements provided to the Bank prior to that date with respect to this Agreement."

                  (h) Amendment of Section 4.b(ix). Section 4.b(ix) of the Existing Agreement is amended and restated in its entirety as of the Seventh Amendment Effective Date to read as follows:

                           "(ix) Borrowing Base Certificate.  Within twenty (20)
                  calendar days after the close of each calendar month, a Borrowing Base Certificate as at such close."

                  (i) Amendment of Section 5.d. Section 5.d of the Existing Agreement is amended and restated in its entirety as of the Seventh Amendment Effective Date to read as follows:

                  "d. Margin Stock. The Parent and Starcraft shall not use, cause or permit the proceeds of the Revolving Loan and Starcraft Revolver, respectively, to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended from time to time."

                  (j) Amendment of Section 5. Section 5 of the Existing Agreement is amended as of the Seventh Amendment Effective Date by adding thereto new Sections 5.j and 5.k which shall read as follows:

                  "j. Intercompany Transactions. Notwithstanding any other provisions or covenants in any of the Credit Documents, none of the Companies shall at any time after the Seventh Amendment Effective Date make or permit to exist any loans, advances or extensions of credit on account, or otherwise, of any moneys to any of the other Companies, any Subsidiary or any Affiliate; except that (i) the Parent, Starcraft and National each may make loans or advances or extend credit to each other, and (ii) Starcraft Southwest may lend to and/or borrow from any of the Parent, Starcraft or National up to an aggregate principal sum of $100,000.00."

                  "k. Inactivation of Imperial. As of the Seventh Amendment Effective Date, each of the Companies represents and warrants that Imperial: (i) is winding up its affairs and no longer conducts any ongoing business operations; (ii) owns no inventory and holds only parts accounts receivable approximating $200,000; and
                           (iii) for the period of approximately four (4) months prior to the Seventh Amendment Effective Date all purchases previously made by Imperial have been diverted to and made by Starcraft. Each of the Companies covenants and agrees that from and after the Seventh Amendment Effective Date, none of the Companies will take any steps to cause or permit Imperial to: (i) reactivate or reestablish any ongoing business activity or operation other than continuation of the existing program whereby Imperial accepts delivery of vehicle chasses on a consignment or bailment basis for further processing or enhancement by Starcraft, but without economic benefit or detriment to Imperial; and (ii) own, hold or possess at any time assets or property in excess of $250,000, valued at the higher of (x) cost, determined in accordance with generally accepted accounting principles, consistently applied, or (y) fair market value."

                  (k) Amendment of Section 7.a. Section 7.a of the Existing Agreement is amended and restated in its entirety as of the Seventh Amendment Effective Date to read as follows:

                  "a. Nonpayment. Default in the payment when due of any amount payable under the terms of the Note, the Starcraft Note or of any other Obligations."

                  (l) Amendment of Section 8. Section 8 of the Existing Agreement is amended and restated in its entirety as of the Seventh Amendment Effective Date to read as follows:

                           "Section 8. EFFECT OF EVENT OF DEFAULT.  If any Event
                  of Default described in Section 7.d shall occur, maturity of the Revolving Loan and the Starcraft Revolver shall immediately be accelerated and the Note and the Starcraft Note evidencing same, and all other indebtedness and any other payment Obligations of each of the Companies to the Bank shall become immediately due and payable, and the Commitments shall immediately terminate, all without notice of any kind. When any other Event of Default has occurred and is continuing, the Bank or any other holder of the Note and Starcraft Note may accelerate payment of the Revolving Loan and the Starcraft Revolver and declare the Note and Starcraft Note and all other payment Obligations due and payable, whereupon maturity of the Revolving Loan and the Starcraft Revolver shall be accelerated and the Note and the Starcraft Note evidencing same, and all other payment Obligations shall become immediately due and payable and the Commitments shall immediately terminate, all without notice of any kind. The Bank or such other holder shall promptly advise the Companies of any such declaration, but failure to do so shall not impair the effect of such declaration. The remedies of the Bank specified in this Agreement or in any other Credit Document shall not be exclusive, and the Bank may avail itself of any other remedies provided by law as well as any equitable remedies available to the Bank."

                  (m) Amendment of Section 10. Section 10 of the Existing Agreement is amended as of the Seventh Amendment Effective Date by deleting the last ten (10) lines thereof and substituting new language in place thereof to read as follows:

                  "As to the Companies:   STARCRAFT CORPORATION
                                          2703 College Avenue
                                          Goshen, Indiana 46526
                                          Attention:  President

                  As to the Bank:         BANK ONE, INDIANA, NA
                                          BANK ONE Center/Tower - Suite 1851
                                          111 Monument Circle
                                          P.O. Box 7700
                                          Indianapolis, Indiana 46277-0118
                                          Attention:  Manager, Managed
                                                      Assets Department"

                  (n) Amendment of Exhibit. Exhibit "G", as originally attached to the Existing Agreement, is amended and restated in its entirety as of the Seventh Amendment Effective Date and shall be in substantially the form and substance as is attached to the Seventh Amendment as Exhibit "G".

                  3.   Representations   and  Warranties.   The  Companies  each
represent and warrant to Bank that:

                  (a)(i) The execution, delivery and performance of this Amendment and all agreements and documents delivered pursuant hereto by each of them has been duly authorized by all necessary action (whether corporate, partnership or otherwise) and does not and will not violate any provision of any law, rule, regulation, order, judgment, injunction, or award presently in effect applying to any of them, or of their articles of incorporation, by-laws, articles of organization or operating agreement (as applicable) or result in a breach of or constitute a default under any material agreement, lease or instrument to which they or any of them are a party or by which they or their properties may be bound or affected; (ii) no authorization, consent, approval, license, exemption or filing of a registration with any court or governmental department, agency or instrumentality is or will be necessary to the valid execution, delivery or performance by any of them of this Amendment and all agreements and documents delivered pursuant hereto; and (iii) this Amendment and all agreements and documents delivered pursuant hereto by any of them are their legal, valid and binding obligations and enforceable against them in accordance with the terms thereof.

                  (b) After giving effect to the amendments contained in this Amendment, the representations and warranties contained in Section 3 of the Existing Agreement are true and correct on and as of the Seventh Amendment Effective Date with the same force and effect as if made on and as of the Seventh Amendment Effective Date, except that the representation in Section 3.d of the Existing Agreement shall be deemed to refer to the financial statements of Parent and its Subsidiaries most recently delivered to Bank prior to the Seventh Amendment Effective Date.

                  (c) No Event of Default or Unmatured Event of Default has occurred and is continuing or will exist under the Existing Agreement as of the Seventh Amendment Effective Date.

                  4. Special Provision. The Bank hereby consents to and agrees to waive any Event of Default, or Unmatured Event of Default, otherwise assertable by the Bank pursuant to Section 5.b of the Existing Agreement as a result of each of the Parent, Starcraft, Imperial, Starcraft Southwest and/or National having previously executed and delivered various dated and undated guaranties in support of the payment and performance obligations of one or more of the other Companies to and in favor of General Motors Acceptance Corporation, Chrysler Financial Corporation and Ford Motor Credit Company. This waiver and consent by the Bank is specifically conditioned and made in reliance upon the Companies having executed and delivered this Seventh Amendment.

                  5. Conditions. The obligation of Bank to execute and to perform this Amendment shall be subject to full satisfaction of the following conditions precedent:

                  (a) Copies, certified as of the Seventh Amendment Effective Date, of such corporate documents of Parent and its Subsidiaries as Bank may request, including articles of incorporation, by-laws,(or certifying as to the continued accuracy of the articles of incorporation and by-laws previously delivered to Bank), and incumbency certificates, and such documents evidencing necessary corporate action by the Companies with respect to this Amendment and all other agreements or documents delivered pursuant hereto as Bank may reasonably request.

                  (b) This Amendment shall have been duly executed and delivered by each of the Companies.

                  (c) Starcraft shall have executed and delivered the Starcraft Note, together with the initial Application, Officer's Certificate and Borrowing Base Certificate related thereto.

                  (d) Each of the Companies shall have executed, as appropriate, and delivered the Parent Guaranty Agreements and the Starcraft Guaranty Agreements in substantially the form of the attached Exhibits "C" and "D", respectively.

                  (e) Each of the Companies shall have executed, as appropriate, and delivered the Parent Security Agreements and the Starcraft Security Agreements in substantially the form of the attached Exhibit "E".

                  (f) The Companies shall have paid all costs and expenses incurred by Bank in connection with the negotiation, preparation and closing of this Amendment and the other documents and agreements delivered pursuant hereto or in connection herewith, including the reasonable fees and out-of-pocket expenses of Messrs. Baker & Daniels, special counsel to Bank.

                  (g) Bank shall have received such additional agreements, documents and certifications, fully executed by the Companies as may be reasonably requested by Bank, or its counsel, including amendments to collateral documents.

                  6. Guarantor Consent and Affirmation. Each of the Companies in their respective capacities as guarantors under the Guaranty Agreements, by their execution of this Amendment, expressly consents to the execution, delivery and performance by the other Companies and Bank of this Amendment and each of the other documents, instruments and agreements to be executed pursuant hereto, and agrees that neither the provisions of this Amendment nor any action taken or not taken in accordance with the terms of this Amendment shall constitute a termination, extinguishment, release or discharge of any of their respective guaranty obligations or provide a defense, set off, or counterclaim to any of them with respect to any of their respective obligations under any of the Guaranty Agreements or other Credit Documents. Each of the Companies affirms to Bank that its Guaranty Agreement remains in full force and effect, is a valid and binding obligation of it and continues to support the Obligations, the payment of which is guaranteed by it thereunder.

                  7. Binding on Successors And Assigns. All of the terms and provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, assigns and legal representatives.

                  8. Governing Law/Entire Agreement/Survival. This Amendment is a contract made under, and shall be governed by and construed in accordance with, the laws of the

State of Indiana applicable to contracts made and to be performed entirely with such state and without giving effect to the choice of law principles of such state. This Amendment constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, commitments, inducements or conditions, whether express or implied, oral or written. All covenants, agreements, undertakings, representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed and delivered as of the Seventh Amendment Effective Date.

                                   BANK ONE, INDIANA,
                                   NATIONAL ASSOCIATION


                                   By:/s/ Michael E. Lewis
                                      -------------------------------------
                                         Michael E. Lewis,
                                         Senior Vice President

                                                                    (the "Bank")

                                   STARCRAFT CORPORATION, an Indiana
                                   corporation


                                   By:/s/ Michael H. Schoeffler
                                      -------------------------------------

                                                     SVP
                                      -------------------------------------
                                                (Printed Name and Title)

                                                                  (the "Parent")

                                   STARCRAFT AUTOMOTIVE GROUP, INC., an
                                   Indiana corporation


                                   By:/s/ Michael H. Schoeffler
                                      -------------------------------------

                                                     SVP
                                      -------------------------------------
                                                (Printed Name and Title)

                                                                   ("Starcraft")

                                   IMPERIAL AUTOMOTIVE GROUP, INC., an
                                   Indiana corporation


                                   By:/s/ Michael H. Schoeffler
                                      -------------------------------------

                                                     SVP
                                      -------------------------------------
                                                (Printed Name and Title)

                                                                    ("Imperial")

                             CONSENT AND AGREEMENTS

                  Each of the undersigned join in execution of this Seventh Amendment to evidence their consent thereto and to agree to be bound by the terms and conditions of the Existing Agreement, as amended by this Seventh Amendment, in all regards applicable to the undersigned and to the broadest, fullest extent possible. Executed and delivered as of the Seventh Amendment Effective Date.

STARCRAFT SOUTHWEST, INC.,                 NATIONAL MOBILITY
an Indiana corporation                     CORPORATION, an Indiana corporation


By:/s/ Michael H. Schoeffler               By:/s/ Michael H. Schoeffler
   ----------------------------               -------------------------------

               SVP                                          SVP
   ----------------------------               -------------------------------
     (Printed Name and Title)                     (Printed Name and Title)

                              EXHIBITS ATTACHED TO
                                SEVENTH AMENDMENT


    Exhibit     Description

      A         Starcraft Note
      B         Application for Starcraft Revolver Advance/Officer's Certificate
      C         Guaranty Form Respecting Parent Obligations
      D         Guaranty Form Respecting Starcraft Obligations
      E         Security Agreement
      F         [Intentionally Omitted]
      G         Revised Schedule of Exceptions